UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

        Registrant’s telephone number, including area code: (615) 665-1122

        (Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 9. Regulation FD Disclosure

Signature

Exhibit Index

Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 99.1 Press Release.

Item 9. Regulation FD Disclosure.

      On June 16, 2004, American Healthways, Inc. announced that it will participate in two upcoming investor conferences, the Wachovia Securities 14th Annual Nantucket Equity Conference on June 22 and the William Blair 24th Annual Growth Stock Conference on June 24, and that there will be an online broadcast and replay of each of the Company's presentations on its web site, www.americanhealthways.com. A copy of the press release issued on June 16, 2004 is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: June 16, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 16, 2004